SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2002

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-31255	33-0511729

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15279 Alton Parkway, Suite 100, Irvine, California	92618

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 788-6000

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 5. Other Events

           On September 19, 2002, ISTA Pharmaceuticals, Inc. (“ISTA”) announced that it had entered into a Note and Warrant Purchase Agreement (the “Bridge Loan Agreement”) and a Common Stock and Warrant Purchase Agreement (the “PIPE Agreement”), each dated as of September 19, 2002, with investors led by The Sprout Group, Sanderling Venture Partners and Investor Growth Capital (the “Investors”). The proceeds raised will be used to fund clinical trials and general corporate activities.

           Pursuant to the Bridge Loan Agreement, ISTA issued to the Investors, as of September 19, 2002, senior secured convertible promissory notes with an aggregate principal amount of $4 million and accompanying warrants to purchase $1 million of ISTA common stock at a purchase price of $0.38 per share.

           Pursuant to the PIPE Agreement, ISTA has agreed to sell shares of its common stock to the Investors for an aggregate purchase price of $40 million, at a per share price of $0.38. Additionally, the PIPE Agreement provides for ISTA to issue warrants to the Investors to purchase an aggregate of $6 million of ISTA common stock at a per share purchase price of $0.38.

            Consummation of the sale of common stock and warrants under the PIPE Agreement is subject to a number of conditions, including receipt of stockholder approval for the sale and other actions more fully described in the PIPE Agreement.

           The foregoing summary of the Bridge Loan Agreement and the PIPE Agreement is qualified in its entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 99.1 and 99.4, respectively, and the full text of the forms of promissory note, the warrant under the Bridge Loan Agreement, and the warrant under the PIPE Agreement, which are attached hereto as Exhibits 99.2, 99.3 and 99.5, respectively and all of which are incorporated herein by reference. The announcement issued by ISTA on September 19, 2002 is also attached hereto as Exhibit 99.6.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Note and Warrant Purchase Agreement, dated September 19, 2002, by and among ISTA Pharmaceuticals, Inc. and the Investors.

99.2	Form of Senior Secured Convertible Promissory Note issued under the Note and Warrant Purchase Agreement.

99.3	Form of Warrant issued under the Note and Warrant Purchase Agreement.

99.4	Common Stock and Warrant Purchase Agreement, dated September 19, 2002, by and among ISTA Pharmaceuticals, Inc. and the Investors.

99.5	Form of Warrant to be issued under the Common Stock and Warrant Purchase Agreement.

99.6	Press Release, dated September 19, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA Pharmaceuticals, Inc. /s/ Vicente Anido, Jr., Ph.D. Vicente Anido, Jr., Ph.D. President and Chief Executive Officer Date: September 24, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Note and Warrant Purchase Agreement, dated September 19, 2002, by and among ISTA Pharmaceuticals, Inc. and the Investors.

99.2	Form of Senior Secured Convertible Promissory Note issued under the Note and Warrant Purchase Agreement.

99.3	Form of Warrant issued under the Note and Warrant Purchase Agreement.

99.4	Common Stock and Warrant Purchase Agreement, dated September 19, 2002, by and among ISTA Pharmaceuticals, Inc. and the Investors.

99.5	Form of Warrant to be issued under the Common Stock and Warrant Purchase Agreement.

99.6	Press Release, dated September 19, 2002.